UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

(Mark One)

(x) CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2000

Commission File Number: 001-13657

                         STANDARD AUTOMOTIVE CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                               52-2018607
                --------                               ----------
       (State of Incorporation)             (I.R.S. Employer Identification No.)

   321 Valley Road, Hillsborough, NJ                   08876-4056
   ---------------------------------                   ----------
(Address of principal executive offices)               (Zip Code)

             (908) 874-7778                               3715
             --------------                               ----
     (Registrant's telephone number)          (Primary Standard Industrial Code)

                                 Not applicable
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

 Title of each Class                   Name of each Exchange on which Registered
 -------------------                   -----------------------------------------
 Common Stock                          American Stock Exchange
 8 1/2% Senior Convertible Redeemable  American Stock Exchange
  Preferred Stock

Item 2. Acquisition and Disposition of Assets

      On April 26, 2000, Standard Automotive Corporation (the "Company,") through its new Canadian subsidiary, Critical Components Canada Ltd., which is a subsidiary of its wholly-owned subsidiary Critical Components Corporation, acquired all of the stock of Arell Machining Ltd. and Airborne Machine & Gear Ltd. The consideration paid for Arell and Airborne was $ 8,556,164 and $ 12,341,536, respectively, subject to final adjustments.

      The Company issued a press release on May 1, 2000 announcing the acquisitions. A copy of the press release is filed as an exhibit to this report and is incorporated by reference.

Item 7. Financial Statements and Exhibits

      (c) Exhibits. The following exhibits are filed with this report on Form
                    8-K:

      Exhibit 99 - Press Release of Standard Automotive Corporation dated May 1,
                   2000

                                   Signatures

      Pursuant to the requirements of Section 13 of 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STANDARD AUTOMOTIVE CORPORATION
         (Registrant)


/s/ Joseph Spinella                                  June 9, 2000
----------------------------------
Joseph Spinella
Chief Financial Officer

                                Index to Exhibits

            Exhibit
            Number                  Description
            ------                  -----------

               99 Press Release of Standard Automotive Corporation dated May 1, 2000